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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 15, 2005

TRIMAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-100351	38-2687639
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan	48304
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code     (248) 631-5400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The Company's only public security holders are holders of its 9 7/8% senior subordinated notes due 2012. The Company issued a press release and held a stakeholders' day on June 15, 2005 to discuss its current operational affairs and initiatives. A copy of the visual presentation that was used for the stakeholders' day is available at www.trimascorp.com.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release

99.2	TriMas Corporation (the "Company") visual presentation titled "Presentation to Investors" is available at http://www.trimascorp.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION
Date: June 15, 2005	By: /s/ Grant H. Beard Name: Grant H. Beard Title: Chief Executive Officer